InvestorInvestor Highlights Highlights March 2019

Legal Disclosures Forward-Looking Statements Various statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements. These forward-looking statements may include projections and estimates concerning the timing and success of our strategies, plans or intentions. Forward-looking statements are generally accompanied by words such as “estimate,” “project,” “predict,” “believe,” “expect,” “intend,” “anticipate,” “potential,” “plan,” “goal,” “guidance,” “outlook” or other words that convey the uncertainty of future events or outcomes. We have based these forward-looking statements on our current expectations and assumptions about future events. These assumptions include, among others, our projections and expectations regarding: market trends in the single-family home rental industry and in the local markets where we operate, our ability to institutionalize a historically fragmented business model, our business strengths, our ideal tenant profile, the quality and location of our properties in attractive neighborhoods, the scale advantage of our national platform and the superiority of our operational infrastructure, the effectiveness of our investment philosophy and diversified acquisition strategy, our ability to expand our development program, our ability to grow our portfolio and to create a cash flow opportunity with attractive current yields and upside from increasing rents and cost efficiencies and our understanding of our competition and general economic, demographic, regulatory and real estate conditions that may impact our business. While we consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control and could cause actual results to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. Investors should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, March 4, 2019. We undertake no obligation to update any forward-looking statements to conform to actual results or changes in our expectations, unless required by applicable law. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the “Risk Factors” disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 and in the Company’s subsequent filings with the Securities and Exchange Commission. Non-GAAP Financial Measures This presentation includes certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles (GAAP) because we believe they help investors understand our performance. Any non-GAAP financial measures presented are not, and should not be viewed as, substitutes for financial measures required by U.S. GAAP and may not be comparable to the calculation of similar measures of other companies. Definitions of these non-GAAP financial measures and a reconciliation of these measures to GAAP is included in Defined Terms and Non-GAAP Reconciliations in the Appendix to this presentation. About American Homes 4 Rent American Homes 4 Rent (NYSE: AMH) is a leader in the single-family home rental industry and “American Homes 4 Rent” is fast becoming a nationally recognized brand for rental homes, known for high quality, good value and tenant satisfaction. We are an internally managed Maryland real estate investment trust, or REIT, focused on acquiring, renovating, leasing, and operating attractive, single-family homes as rental properties. As of December 31, 2018, we owned 52,783 single-family properties in selected submarkets in 22 states. Contact American Homes 4 Rent Investor Relations Phone: (855) 794-2447 / Email: investors@ah4r.com 2

Table of Contents ➢ 2019 Guidance & Operational Update ……………………………………….. 4 ➢ SFR Sector: Macro Landscape Drives Strong Demand ….…………….. 5 ➢ AMH At A Glance ………………………………………………………….................... 6 ➢ Cornerstones of the AMH Strategy ……………………………....................... 7 ➢ AMH Operating Approach ……..…………………………………………………… 8 ➢ How & Where We Invest ..……………….......................................................... 9-10 ➢ Investment Grade Balance Sheet ………...................................................... 11 ➢ Financial Results .……………………..................................................................... 12-13 ➢ Defined Terms ….………………………………………………………………………… 14-24 Atlanta, GA 3

2019 Guidance & Operational Update (1) 2019 Guidance (1) • Entering 2019 in strong occupancy position, Core FFO per share and unit $1.06 - $1.14 with 2018 total year-end occupancy up 260 Strong basis points compared to 2017 year-end Same-Home Portfolio: Occupancy Core revenues growth 3.2% - 4.2% • Strength in occupancy continues, with same- Levels home Jan-19 Average Occupied Days Core property operating expenses growth 3.5% - 4.5% Percentage of 95.1%, a 20 basis point increase Core NOI After Capital Expenditures growth 2.6% - 3.6% over Dec-18 • 2018 quarterly blended leasing spreads Continued outpaced all comparable 2017 periods Pricing Power • 3.1% Jan-19 same-home blended leasing spread • Expect 2019 same-home core property Moderating operating expenses growth of 3.5% to 4.5%, a Expenditure 180 basis point improvement over 2018 Growth growth in same-home core property operating Jacksonville, FL expenses Jacksonville, FL (1) Refer to Slide 24 for 2019 Outlook disclosure 4

Macro Landscape Drives Strong Demand

Household Formations Outpace Housing Supply [1]



(In millions)
2.0
1.5
1.0
0.5
0.0
1980
1985
1990
1995
2000
2005
2010
2015
Single Family Starts
Multi Family Starts
Long Term Average Household Formation Rate

10 Year Sequential Growth in Single-Family Rental Stock [2]



Single-family Homes (in millions)
17
16
15
14
13
12
11
10
12.5%
12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
% of total housing units
2Q06
4Q06
2Q07
4Q07
2Q08
4Q08
2Q09
4Q09
2Q10
4Q10
2Q11
4Q11
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
4Q15
2Q16
4Q16
2Q17
4Q17
2Q18
Attached and detached (in millions)
Single-family rental homes as a % of total housing units

Fundamental Shifts Support Single-Family Rental Demand

- Accelerating demand for single-family rental housing supported by fundamental shifts in demographics and consumer preferences [3]
- 39% of renters planning to rent their next residence expect to rent a single-family home instead of an apartment, townhouse or condo – a 26% increase year-over-year (per Freddie Mac) [4]
- Percentage of 30-year olds hitting life-stage milestones have fallen representing significant demand in the pipeline for single-family rental operators [3]

Strong AMH Profile

- Over 660,000 inbound sales calls to Las Vegas Leasing Call Center in 2018
- Approximately 29.5 million AMH website page views in 2018 with over 50% coming from mobile users
- Nearly 350,000 distinct check ins representing a 6% increase in the number of check ins per available unit year-over - year

(1) Federal Reserve Bank of St. Louis Economic Data and U.S. Census Bureau. U.S. Census Bureau 1Q19.
(2) Pub: Aug-18. JBREC estimates using 2010 Census figures and trending data from ACS/HVS. Source: U.S. Census Bureau ACS; John Burns Real Estate Consulting, LLC (Data; 2Q18, updated quarterly +)
(3) Source: John Burns Real Estate Consulting, LLC Pub: Mar-18
(4) Source: John Burns Real Estate Consulting, LLC (Data: 2016/2017 Pub: Mar-18) citing Freddie Mac Profile of Today's Renter

5

AMH At A Glance 52,783 high-quality Only Investment 3.6% Same Home Approx. $250 properties in 22 Grade Rated 4Q18 Core NOI million of annual states (1) balance sheet in after Capex retained cash flow ~ 200,000 residents SFR sector growth 1,234 employees(1), of 95.8% Same-Home Phoenix, AZ which over 800 are 4Q 2018 ending field based or occupancy delivering customer percentage Average property service age of 15.3 years (1) Best-in-class call center and Boise, ID $10.7 billion total proprietary market technology Net debt to TTM capitalization (1) Adjusted EBITDAre of 5.0 x (1) (1) As of December 31, 2018 6

Cornerstones of the AMH Strategy • Optimize AMH’s differentiated operating platform, with focus on consistent execution OPERATIONAL • Balance centralized control and oversight, with local office touch OPTIMIZATION • Enhance operating efficiencies with innovative and proprietary technology solutions • Management and execution of all stages of operational lifecycle with AMH internal personnel • Accretively expand portfolio by investing in AMH’s high growth markets and well diversified portfolio footprint • Focus on high quality properties in desirable neighborhoods and highly rated school districts to attract ideal ACCRETIVE tenant profile: (1) high credit quality, (2) propensity to stay longer and (3) mentality to care for property as PORTFOLIO GROWTH their “home” & OPTIMIZATION • Strengthen portfolio through by adding superior quality “built for rental” homes from AMH Development and National Builder Programs, while actively disposing lower quality and underperforming homes • Opportunistic traditional MLS acquisition program • Utilize investment grade cost of capital advantage over SFR peers FINANCIAL • Maintain flexible and conservative balance sheet, while optimizing capital stack FLEXIBILITY • Accretively reinvest retained cash flow into external growth initiatives • Focused on delivering a superior customer experience to our residents SUPERIOR • Training and operational strategies designed to deliver responsive, efficient and convenient service CUSTOMER SERVICE • Customer surveys and external ratings demonstrate our commitment to continued improvement 7

The AMH Operating Approach Centralized approach differentiates AMH operating efficiency Centralized Support ✓ Enhanced efficiency • Call centers ✓ Superior control • Tenant U/W ✓ Ability to make nimble • Lease execution enhancements • Rental pricing ✓ Standardized processes • Maintenance oversight Field ✓ Efficient management of Management multiple satellite markets • Local district office ✓ Local customer service • Regional & district delivery managers Boots on The Ground ✓ Exceptional customer service • Leasing agents ✓ Accelerated leasing process • Property managers ✓ Asset preservation • Maintenance ✓ Efficient maintenance delivery technicians 8

How we Invest Built for Rental Traditional MLS Bulk/Portfolio Opportunities • Consists of: AMH Development & • AMH personnel underwrite and • Further leverage mature and National Builder Program inspect all homes acquired through scalable operating platform MLS • Newly built homes expected to • Accretive cost synergy have rental premium and lower • Create additional value through opportunities expenditure levels national renovation program • Integration risk mitigated by • Attractive risk adjusted returns • Additional scale leverages highly successful track record of portfolio efficient operating platform acquisitions • Premium stabilized investment returns: AMH Development 100+ • 5% to 6% economic yields after • Bullish view on consolidation bps yield premium, National CapEx opportunities, but timing will be Builder Program 50 bps yield lumpy and unpredictable premium (1) 9

Where We Invest

Diversified footprint, comprised of high growth markets, ideally positioned for long-term sustainable growth and portfolio optimization flexibility



WA
OR
ID
NV
CA
UT
CO
AZ
NM
OK
TX
WI
IL
IN
OH
KY
TN
NC
SC
MS
GA
FL

Midwest:
% of Total Properties: 17.2%
4Q18 SH Avg. Occupied Days: 94.9%
4Q18 Blended Rate Spread: 2.6%

West:
% of Total Properties: 9.8%
4Q18 SH Avg. Occupied Days: 94.9%
4Q18 Blended Rate Spread: 4.5%

Southwest:
% of Total Properties: 26.0%
4Q18 SH Avg. Occupied Days: 94.6%
4Q18 Blended Rate Spread: 3.2%

Southeast:
% of Total Properties: 47.0%
4Q18 SH Avg. Occupied Days: 94.7%
4Q18 Blended Rate Spread: 3.0%

Favorable AMH market trends relative to national averages:

Employment Growth:(1)
- US national average: **1.8%**
- All AMH markets: **2.4%**

Single-Family New Lease Rental Rate Growth:(2)
- US national average: **3.0%**
- All AMH Markets: **3.5%**

Note: Total properties percentage based on counts as of December 31, 2018.
(1) Source: Bureau of Labor Statistics December 2018
(2) Source: JBREC Single Family Rent Index for the twelve months ended December 2018

AMERICAN Homes 4 Rent 10

Investment Grade Balance Sheet Capital Structure (1) Debt Maturity Schedule (2) (4)(5) (In thousands, exceptFixed share Rate and Debt per share amounts) (In millions)) (Figures in millions,23.3% except per share amounts) $956 12/31/2016 $892 Common Shares & OP Units 65.2% $580 $510 Floating Rate Debt $371 3.3% Preferred Shares $21 $21 $21 $21 $10 8.2% $10 $10 Liquidity (3)(3) Revolving credit facility Asset-backed Securitizations Term Loan Facility Unsecured Senior Notes Principal Amortization Credit Ratings & Ratios Balance Sheet Philosophy Moody’s Investor Service Baa3 / (Stable) ✓ Maintain flexible investment grade ✓ Continue optimizing capital stack S&P Global Ratings BBB- / (Stable) balance sheet with diverse access to and utilize investment grade rating capital to reduce cost of capital Net Debt to Adjusted EBITDAre 5.0 x ✓ Expand sources of available capital ✓ Prudent retention of operating cash Debt and Preferred Shares to Adjusted EBITDAre 6.8 x as the Company and the SFR sector flow Fixed Charge Coverage 3.2 x evolves and matures Unencumbered Core NOI percentage 64.8% Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix, as well as the 4Q18 Supplemental Information Package, for definitions of metrics and reconciliations to GAAP. (1) As of December 31, 2018. (2) As of December 31, 2018, reflects maturity of entire principal balance at the fully extended maturity date inclusive of regular scheduled amortization. (3) As of December 31, 2018, liquidity represents the sum of $30 million of cash on the balance sheet and $550 million of undrawn capacity under our revolving credit facility. (4) The unsecured senior notes have a maturity date in 2028, and the asset-backed securitizations maturing in 2045 on a fully extended basis have anticipated repayment dates in 2025. 11 (5) In January of 2019, the Operating Partnership issued $400M of 4.90% unsecured senior notes with a maturity date of February 15, 2029. Net proceeds were used to repay amounts outstanding on our revolving credit facility with the remainder intended for general corporate purposes.

Strong Same-Home Performance

(Amounts in thousands, except property data)	4Q17	1Q18	2Q18	3Q18	4Q18
Number of Same-Home properties	38,054	38,054	38,054	38,054	38,054
Rents from single-family properties	$ 165,243	$ 167,678	$170,136	$ 171,550	$ 172,155
Fees from single-family properties	1,935	1,951	1,980	2,005	1,898
Bad debt	(1,594)	(1,480)	(1,166)	(1,938)	(1,674)
Core revenues 1	**$ 165,584**	**$ 168,149**	**$ 170,950**	**$ 171,617**	**$ 172,379**
R&M and turnover costs, net	11,257	13,260	13,780	14,829	11,638
Property tax, insurance and HOA fees, net	33,737	33,937	34,544	35,233	35,677
Property management, net	12,076	13,107	12,555	12,623	12,026
Core property operating expenses	**$ 57,070**	**$ 60,304**	**$ 60,879**	**$ 62,685**	**$ 59,341**
Core net operating income ("Core NOI") 2	**108,514**	**107,845**	**110,071**	**108,932**	**113,038**
Core NOI margin	*65.5%*	*64.1%*	*64.4%*	*63.5%*	*65.6%*
Recurring Capital expenditures	5,772	5,645	6,422	8,857	6,582
Core NOI after Capital Expenditures 2	**$ 102,742**	**$ 102,200**	**$ 103,649**	**$ 100,075**	**$ 106,456**
Property Enhancing Capex – Resilient flooring	$ 1,497	$ 1,300	$ 2,418	$ 3,146	$ 2,819
YOY growth in quarterly Core NOI after capex (1)	**1.5%**	**(0.7%)**	**3.5%**	**3.4%**	**3.6%**
Average R&M, turnover, in-house maintenance and Recurring Capital Expenditures per property 3	**$ 447**	**$ 496**	**$ 531**	**$ 622**	**$ 480**

∑ $ 2,129

Operating Highlights

1. *Increasing revenues driven by solid rental rate growth*
2. *Long runway for continued operational optimization and cash flow growth*
3. *Best-in-class operating platform drives industry leading expenditure efficiencies*

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP.

(1) Year-over-year percentage growth comparisons based on quarterly same-home populations presented in the Company's supplemental for the respective period.

AMERICAN Homes 4 Rent 12

Industry Leading Efficiency Metrics

(Dollars in thousands)		4Q17		1Q18		2Q18		3Q18		4Q18
Adjusted EBITDAre Margins										
Total revenues, excluding tenant charge-backs	$	214,569	$	222,197	$	231,566	$	235,900	$	236,399
Property operating expenses, net		(60,929)		(66,353)		(67,131)		(70,758)		(66,979)
Property management expenses, net		(15,664)		(17,437)		(16,988)		(17,214)		(16,467)
General & administrative expenses, net		(7,340)		(8,633)		(9,157)		(8,774)		(7,936)
Other expenses, net		91		(127)		(88)		(509)		(683)
Adjusted EBITDAre	$	130,727	$	129,647	$	138,202	$	138,645	$	144,334
Margin		***60.9 %***		***58.3%***		***59.7%***		***58.8%***		***61.1%***
Recurring Capital Expenditures		(7,501)		(7,386)		(8,489)		(11,467)		(8,546)
Leasing costs		(2,029)		(2,723)		(3,111)		(3,722)		(3,047)
Adjusted EBITDAre after Capex & Leasing Costs	$	121,197	$	119,538	$	126,602	$	123,456	$	132,741
Margin		***56.5%***		***53.8%***		***54.7%***		***52.3%***		***56.2%***
Platform Efficiency Percentage										
Rents & fees from single-family properties	$	213,368	$	220,856	$	229,965	$	234,035	$	235,026
Property management expenses, net	$	15,664	$	17,437	$	16,988	$	17,214	$	16,467
General & administrative expenses, net		7,340		8,633		9,157		8,774		7,936
Leasing costs		2,029		2,723		3,111		3,722		3,047
Total platform costs	$	25,033	$	28,793	$	29,256	$	29,710	$	27,450
Platform Efficiency Percentage		**11.7 %**		**13.0 %**		**12.7%**		**12.7%**		**11.7%**

Note: Refer to Defined Terms and Non-GAAP Reconciliations in the Appendix for definitions of metrics and reconciliations to GAAP.

AMERICAN Homes 4 Rent 13

Defined Terms and Non-GAAP Reconciliations Average Occupied Days Percentage Highligh(1) The number of days a property is occupied in the period divided by the total number of days the property is owned during the same period.ts This calculation excludes properties identified as part of our disposition program, comprised of properties classified as held for sale and properties identified for future sale. Average Monthly Realized Rent For the related period, Average Monthly Realized Rent is calculated as rents from single-family properties divided by the product of (a) number of properties and (b) Average Occupied Days Percentage, divided by the number of months. For properties partially owned during the period, this calculation is adjusted to reflect the number of days of ownership. Core FFO attributable to common share and unit holders FFO and Core FFO attributable to common share and unit holders are non-GAAP financial measures. We calculate FFO in accordance with the White Paper on FFO approved by NAREIT, which defines FFO as net income or loss calculated in accordance with GAAP, excluding gains and losses from sales or impairment of real estate, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustments for unconsolidated partnerships and joint ventures calculated to reflect FFO on the same basis. We compute Core FFO attributable to common share and unit holders by adjusting FFO attributable to common share and unit holders for (1) acquisition fees and costs expensed incurred with business combinations and the acquisition of properties, (2) noncash share-based compensation expense, (3) noncash interest expense related to acquired debt, (4) hurricane-related charges, net, (5) gain or loss on early extinguishment of debt, (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, and (7) the allocation of income to our participating preferred shares in connection with their redemption. We present Core FFO attributable to common share and unit holders, as well as on a per share and unit basis, because we consider this metric to be an important measure of the performance of real estate companies, as do many investors and analysts in evaluating the Company. Core FFO attributable to common share and unit holders is not a substitute for net income or loss per share or net cash provided by operating activities, each as determined in accordance with GAAP, as a measure of our operating performance, liquidity or ability to pay dividends. Core FFO is not necessarily indicative of cash available to fund future cash needs. Because other REITs may not compute these measures in the same manner, they may not be comparable among REITs. 14

Defined Terms and Non-GAAP Reconciliations Core Net Operating Income ("Core NOI") and Same-Home Core NOI After Capital Expenditures Highligh(1) Core NOI, which we also present separately for our Same-Home, unencumbered and encumbered portfolios, is a supplemental non-GAAPts financial measure that we define as core revenues, which is calculated as rents and fees from single-family properties, net of bad debt expense, less core property operating expenses, which is calculated as property operating and property management expenses, excluding noncash share-based compensation expense, expenses reimbursed by tenant charge-backs and bad debt expense. A property is classified as Same-Home if it has been stabilized longer than 90 days prior to the beginning of the earliest period presented under comparison and if it has not been classified as held for sale, identified for future sale or taken out of service as a result of a casualty loss. Core NOI also excludes (1) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value, (2) noncash gain or loss on conversion of shares or units, (3) gain or loss on early extinguishment of debt, (4) hurricane-related charges, net, (5) gain or loss on sales of single-family properties and other, (6) depreciation and amortization, (7) acquisition fees and costs expensed incurred with business combinations and the acquisition of properties, (8) noncash share-based compensation expense, (9) interest expense, (10) general and administrative expense, (11) other expenses and (12) other revenues. We believe Core NOI provides useful information to investors about the operating performance of our single-family properties without the impact of certain operating expenses that are reimbursed through tenant charge- backs. We further adjust Core NOI for our Same-Home portfolio by subtracting recurring capital expenditures to calculate Same-Home Core NOI After Capital Expenditures, which we believe provides useful information to investors because it more fully reflects our operating performance after the impact of all property-level expenditures, regardless of whether they are capitalized or expensed. Core NOI and Same-Home Core NOI After Capital Expenditures should be considered only as supplements to net income or loss as a measure of our performance and should not be used as measures of our liquidity, nor are they indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Additionally, these metrics should not be used as substitutes for net income or loss or net cash flows from operating activities (as computed in accordance with GAAP). 15

Defined Terms and Non-GAAP Reconciliations The following are reconciliations of core revenues, core property operating expenses, Core NOI, Same-Home Core NOI and Same-Home Core NOI After Capital Expenditures to their respective GAAP metrics for the trailing five quarters (amounts in thousands): (1) For the Three Months Ended Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, 2017 2018 2018 2018 2018 Core revenues Total revenues $ 242,801 $ 258,004 $ 264,483 $ 280,052 $ 270,316 Tenant charge-backs (28,232) (35,807) (32,917) (44,152) (33,917) Bad debt expense (2,186) (2,000) (1,616) (2,749) (2,367) Other revenues (1,201) (1,341) (1,601) (1,865) (1,373) Core revenues 211,182 218,856 228,349 231,286 232,659 Less: Non-Same-Home core revenues 45,598 50,707 57,399 59,669 60,280 Same-Home core revenues $ 165,584 $ 168,149 $ 170,950 $ 171,617 $ 172,379 For the Three Months Ended Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, 2017 2018 2018 2018 2018 Core property operating expenses Property operating expenses $ 87,871 $ 100,987 $ 98,843 $ 113,600 $ 99,475 Property management expenses 17,345 18,987 18,616 18,865 18,105 Noncash share-based compensation - property management (391) (377) (423) (341) (217) Expenses reimbursed by tenant charge-backs (28,232) (35,807) (32,917) (44,152) (33,917) Bad debt expense (2,186) (2,000) (1,616) (2,749) (2,367) Core property operating expenses 74,407 81,790 82,503 85,223 81,079 Less: Non-Same-Home core property operating expenses 17,337 21,486 21,624 22,538 21,738 Same-Home core property operating expenses $ 57,070 $ 60,304 $ 60,879 $ 62,685 $ 59,341 16

Defined Terms and Non-GAAP Reconciliations For the Three Months Ended Highligh(1) Dec 31, Mar 31, Jun 30, Sep 30, Dec 31, 2017 2018 2018 2018 ts 2018 Net income $ 30,533 $ 21,525 $ 25,898 $ 30,281 $ 34,734 Remeasurement of participating preferred shares (1,500) (1,212) - - - Loss on early extinguishment of debt - - 1,447 - - Hurricane-related charges, net (2,173) - - - - Gain on sale of single-family properties and other, net (451) (2,256) (3,240) (4,953) (7,497) Depreciation and amortization 75,831 79,303 78,319 79,940 81,123 Acquisition fees and costs expensed 809 1,311 1,321 1,055 1,538 Noncash share-based compensation - property management 391 377 423 341 217 Interest expense 25,747 29,301 31,978 30,930 30,691 General and administrative expense 7,986 9,231 9,677 9,265 8,402 Other expenses 803 827 1,624 1,069 3,745 Other revenues (1,201) (1,341) (1,601) (1,865) (1,373) Core NOI 136,775 137,066 145,846 146,063 151,580 Less: Non-Same-Home Core NOI 28,261 29,221 35,775 37,132 38,542 Same-Home Core NOI 108,514 107,845 110,071 108,931 113,038 Same-Home capital expenditures 5,722 5,645 6,422 8,857 6,582 Same-Home Core NOI After Capital Expenditures $ 102,792 $ 102,200 $ 103,649 $ 100,074 $ 106,456 17

Defined Terms and Non-GAAP Reconciliations Credit Metrics We present the following selected metrics because we believe they are helpful as supplemental measures in assessing our ability to service our financing obligations and in evaluating balance sheet leverage against that of other real estate companies. The tables below reconcile these metrics, which are calculated in part based on several non-GAAP financial measures (amounts in thousands). Debt and Preferred Shares to Adjusted EBITDAre: Dec 31, 2018 Total Debt $ 2,842,510 Preferred shares at liquidation value 883,750 Total Debt and preferred shares $ 3,726,260 Adjusted EBITDAre - TTM $ 550,828 Debt and Preferred Shares to Adjusted EBITDAre 6.8 x Fixed Charge Coverage For the Trailing Twelve Months Ended Dec 31, 2018 Interest expense per income statement $ 122,900 Less: noncash interest expense related to acquired debt (3,303) Less: amortization of discount, loan costs and cash flow hedge (7,190) Add: capitalized interest 6,671 Cash interest 119,078 Dividends on preferred shares 52,586 Fixed charges $ 171,664 Adjusted EBITDAre $ 550,828 Fixed Charge Coverage 3.2 x 18

Defined Terms and Non-GAAP Reconciliations Net Debt to Adjusted EBITDAre Dec 31, 2018 Total Debt $ 2,842,510 Less: cash and cash equivalents (30,284) Less: asset-backed securitization certificates (25,666) Less: restricted cash related to securitizations (45,716) Net debt $ 2,740,844 Adjusted EBITDAre TTM $ 550,828 Net Debt to TTM Adjusted EBITDAre 5.0 x Unencumbered Core NOI Percentage For the Three Months Ended Dec 31, 2018 Unencumbered Core NOI $ 98,221 Core NOI $ 151,580 Unencumbered Core NOI Percentage 64.8% 19

Defined Terms and Non-GAAP Reconciliations EBITDA / EBITDAre / Adjusted EBITDAre / Adjusted EBITDAre after Capex and Leasing Costs / Adjusted EBITDAre Margin / Adjusted EBITDAre after Capex and Leasing Costs Margin EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure and is used by us and others as a supplemental measure of performance. EBITDAre is a supplemental non-GAAP financial measure, which we calculate in accordance with the definition approved by the National Association of Real Estate Investment Trusts ("NAREIT") in the September 2017 White Paper by adjusting EBITDA for the net gain or loss on sales / impairment of single-family properties and other. Adjusted EBITDAre is a supplemental non-GAAP financial measure calculated by adjusting EBITDAre for (1) acquisition fees and costs expensed incurred with business combinations and the acquisition of properties, (2) noncash share-based compensation expense, (3) hurricane-related charges, net, (4) gain or loss on early extinguishment of debt, (5) gain or loss on conversion of shares and units and (6) noncash fair value adjustments associated with remeasuring our participating preferred shares derivative liability to fair value. Adjusted EBITDAre after Capex and Leasing Costs is a supplemental non-GAAP financial measure calculated by adjusting Adjusted EBITDAre for (1) recurring capital expenditures and (2) leasing costs. Adjusted EBITDAre Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre divided by total revenues, net of tenant charge-backs. Adjusted EBITDAre after Capex and Leasing Costs Margin is a supplemental non-GAAP financial measure calculated as Adjusted EBITDAre after Capex and Leasing Costs divided by total revenues, net of tenant charge-backs. We believe these metrics provide useful information to investors because they exclude the impact of various income and expense items that are not indicative of operating performance. 20

Defined Terms and Non-GAAP Reconciliations

The following is a reconciliation of net income, determined in accordance with GAAP, to EBITDA, EBITDAre, Adjusted EBITDAre, Adjusted EBITDAre after Capex and Leasing Costs, Adjusted EBITDAre Margin and Adjusted EBITDAre after Capex and Leasing Costs Margin for the trailing five quarters (amounts in thousands):

	For the Three Months Ended				
	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
Net income	$ 30,533	$ 21,525	$ 25,898	$ 30,281	$ 34,734
Interest expense	25,747	29,301	31,978	30,930	30,691
Depreciation and amortization	75,831	79,303	78,319	79,940	81,123
EBITDA	132,111	130,129	136,195	141,151	146,548
Net (gain) loss on sale / impairment of single-family properties and other	443	(1,556)	(1,704)	(4,393)	(4,435)
EBITDAre	132,554	128,573	134,491	136,758	142,113
Noncash share-based compensation - general and administrative	646	598	520	491	466
Noncash share-based compensation - property management	391	377	423	341	217
Acquisition fees and costs expensed	809	1,311	1,321	1,055	1,538
Hurricane-related charges, net	(2,173)	-	-	-	-
Loss on early extinguishment of debt	-	-	1,447	-	-
Remeasurement of participating preferred shares	(1,500)	(1,212)	-	-	-
Adjusted EBITDAre	$ 130,727	$ 129,647	$ 138,202	$ 138,645	$ 144,334
Recurring capital expenditures	$ (7,501)	$ (7,386)	$ (8,489)	$ (11,467)	$ (8,546)
Leasing costs	(2,029)	(2,723)	(3,111)	(3,722)	(3,047)
Adjusted EBITDAre after Capex and Leasing Costs	121,197	119,538	126,602	123,456	132,741
Total revenues	$ 242,801	$ 258,004	$ 264,483	$ 280,052	$ 270,316
Less: tenant charge-backs	(28,232)	(35,807)	(32,917)	(44,152)	(33,917)
Total revenues, net of tenant charge-backs	214,569	222,197	231,566	235,900	236,399
Adjusted EBITDAre Margin	60.9%	58.3%	59.7%	58.8%	61.1%
Adjusted EBITDAre after Capex and Leasing Costs Margin	56.5%	53.8%	54.7%	52.3%	56.2%

AMERICAN Homes 4 Rent 21

Defined Terms and Non-GAAP Reconciliations

Platform Efficiency Percentage

Management costs, including (1) property management expenses, net of tenant charge-backs and excluding noncash share-based compensation expense, (2) general and administrative expense, excluding noncash share-based compensation expense and (3) leasing costs, as a percentage of total portfolio rents and fees.

(In Thousands)	For the Three Months Ended Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018
Property management expenses	$ 17,345	$ 18,987	$ 18,616	$ 18,865	$ 18,105
Less: tenant charge-backs	(1,290)	(1,173)	(1,205)	(1,310)	(1,421)
Less: noncash share-based compensation - property management	(391)	(377)	(423)	(341)	(217)
Property management expenses, net	15,664	17,437	16,988	17,214	16,467
General and administrative expense	7,986	9,231	9,677	9,265	8,402
Less: noncash share-based compensation - general and administrative	(646)	(598)	(520)	(491)	(466)
General and administrative expense, net	7,340	8,633	9,157	8,774	7,936
Leasing costs	2,029	2,723	3,111	3,722	3,047
Platform costs	$ 25,033	$ 28,793	$ 29,256	$ 29,710	$ 27,450
Rents from single-family properties	$ 210,778	$ 218,023	$ 227,211	$ 231,324	$ 232,378
Fees from single-family properties	2,590	2,833	2,754	2,711	2,648
Total portfolio rents and fees	$ 213,368	$ 220,856	$ 229,965	$ 234,035	$ 235,026
Platform Efficiency Percentage	11.7%	13.0%	12.7%	12.7%	11.7%

American Homes 4 Rent 22

Defined Terms and Non-GAAP Reconciliations Property Enhancing Capex Includes elective capital expenditures to enhance the operating profile of a property, such as investments to increase future revenues or reduce maintenance expenditures. Recurring Capital Expenditures For our Same-Home portfolio, recurring capital expenditures includes replacement costs and other capital expenditures recorded during the period that are necessary to help preserve the value and maintain functionality of our properties. For our total portfolio, we calculate recurring capital expenditures by multiplying (a) current period actual recurring capital expenditures per Same-Home property by (b) our total number of properties, excluding non- stabilized properties and properties identified as part of our disposition program, which is comprised of properties classified as held for sale and properties identified for future sale. 23

2019 Guidance Guidance Summary Full Year 2019 Core FFO attributable to common share and unit holders $1.06 - $1.14 Same-Home Core revenues growth 3.2% - 4.2% Core property operating expenses growth 3.5% - 4.5% Core NOI After Capital Expenditures growth 2.6% - 3.6% Reconciliation of Core FFO attributable to common share and unit holders from 2018 to 2019 Guidance Midpoint Per FFO Share and Unit 2018 Core FFO attributable to common share and unit holders, as reported $1.06 Change in accounting principle (1) (0.02) 2018 Pro Forma Core FFO attributable to common share and unit holders $1.04 Same-Home Core NOI growth 0.05 Non-Same-Home Core NOI growth (2) 0.05 General and administrative expense growth (0.01) Interest expense and preferred dividends increase (0.02) Share count increase (0.01) 2019 Core FFO attributable to common share and unit holders - Guidance Midpoint $1.10 Note: The Company does not provide guidance for the most comparable GAAP financial measures of net income or loss, total revenues and property operating expenses, or a reconciliation of the above-listed forward-looking non-GAAP financial measures to the comparable GAAP financial measures because we are unable to reasonably predict certain items contained in the GAAP measures, including non-recurring and infrequent items that are not indicative of the Company's ongoing operations. Such items include, but are not limited to, net gain or loss on sales and impairment of single-family properties, casualty loss, Non-Same-Home revenues and Non-Same-Home property operating expenses. These items are uncertain, depend on various factors and could have a material impact on our GAAP results for the guidance period. (1) Represents impact related to the Company's January 1, 2019 adoption of the new GAAP leasing standard as if adopted on January 1, 2018. (2) Reflects NOI from Non-Same-Home properties including contribution from 2018 and projected 2019 net acquisitions and dispositions. For 2019, we expect to add between $300.0 million and $500.0 million of properties to our portfolio, the timing of which is expected to be more heavily weighted towards the second half of the year. 24